A Member of
                                                Deutsche Asset Management [LOGO]




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Long Range Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 31, 2005                                     /s/ Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Scudder Lifecycle Long Range
                                                 Fund, a series of Scudder
                                                 Advisor Funds III

                                                                     A Member of
                                                Deutsche Asset Management [LOGO]



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Long Range Fund, Scudder a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 31, 2005                                      /s/ Paul Schubert
                                                  Paul Schubert
                                                  Chief Financial Officer
                                                  Scudder Lifecycle Long Range
                                                  Fund, a series of Scudder
                                                  Advisor Funds III